OTHER NON-CURRENT ASSETS, NET	6 Months Ended
Jun. 30, 2022
OTHER NON-CURRENT ASSETS, NET
OTHER NON-CURRENT ASSETS, NET

8. OTHER NON-CURRENT ASSETS, NET

Other non-current assets consisted of the following:

	As of
	June 30, 2022	December 31, 2021
	RMB	RMB
	Unaudited
Prepaid long-term deposit and loans to lock-up an equity interest investment (Note i)	106,277	103,009
Long-term receivables from Jinghan Taihe (Note ii)	—	13,723
Long-term restricted cash (Note iii)	17,791	18,950
Long-term lease deposits	2,772	3,087
Others	3,005	3,595
Total	129,845	142,364

(Note i) In April 2019, Ambow Shida entered into an agreement to lock-up a no-less-than 51% equity interest of Hebi Ambow Ruiheng Education Technology Co., Ltd. (“Ruiheng”) held by Beijing Dongyuanzhongheng Enterprise Management Co., Ltd. (“Dongyuan”) for six years, starting from May 1, 2019 till April 30, 2025. Ruiheng leases its land and buildings to Hebi Economic Development Zone Ambow Foreign Language School and Hebi Ambow Senior High School (collectively “Hebi Schools”) as campus and provides property operational services to Hebi Schools. Hebi Schools are located in Hebi, Henan Province in China, providing junior and senior high school full curriculum services respectively. Ambow Shida paid RMB 40,000 to Dongyuan as a deposit in April 2019 according to the agreement. As agreed by both parties, if Ambow Shida and Dongyuan reached for agreement to transfer the equity interest of Ruiheng at any time during the six years, the deposit in RMB 40,000 plus 10% annual interest accrued would not be returned but as part of the consideration for the transfer; or, Dongyuan will return the deposit to Ambow Shida with 10% annual interest within seven days upon the termination of the Agreement. Ambow Shida recognized RMB 40,000 as the principal and RMB 11,644 as interest receivable of the lock-up deposit as of June 30, 2022.

Ambow Shengying also entered into a series of loan agreements with Dongyuan in 2020 and 2021 with 5% annual interest rate. The total outstanding principles and interest receivable were RMB 49,600 and RMB 5,033 as of June 30, 2022, respectively. On April 8, 2020, the Group entered into an equity transfer intention agreement with Dongyuan to agree that the outstanding loans and interest due would be turned into part of consideration for the Group to acquire a no-less-than 51% equity interest of Ruiheng depending on both parties further agreement.

On September 30, 2021, Ambow Shida and Ambow Shengying went into a share pledge agreement with Dongyuan to put the 70.63% equity interest of Ruiheng held by Dongyuan as collaterals for the long-term deposit and loans and their interest receivables. No allowance upon such deposit, loans and interest receivable was provided in the six months ended June 30, 2022 and 2021, respectively.

(Note ii) As of December 31, 2021, the Group recognized long-term receivables due from Jinghan Taihe of RMB 13,723, including the present value of long-term receivable related to the acquisition of tutoring centers previously owned by Jinghan Taihe and accrued management fee income from Jinghan Taihe. Due to the termination of operation of Jinghan Tutoring Centers and the negative impact from the Opinions on Further Easing the Burden of Excessive Homework and after-school Tutoring for Students Undergoing Compulsory Education since August 2021, the Group estimated the collectability of the outstanding receivables was remote and provided full allowance on the long-term receivables during the six months ended June 30, 2022. See Note 10 (i)-Accrued and Other Liabilities for further information.

(Note iii) It includes cash in collateral bank accounts for the issuance of letters of credit in U.S. and cash in special deposit accounts required by the Education Commission to prevent abusive use of educational funds in China.